CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP (the “Portfolio”), with respect to the Portfolio’s Form N-CSRS for the period ended November 30, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Portfolio.

Dated: January 31, 2013

/s/ Robert A. Nesher
Robert A. Nesher, President & CEO

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Controller and Chief Financial Officer of SEI Alpha Strategy Portfolios, LP (the “Portfolio”), with respect to the Portfolio’s Form N-CSRS for the period ended November 30, 2012 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSRS fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the Portfolio.

Dated: January 31, 2013

/s/ Peter A. Rodriguez
Peter A. Rodriguez, Controller & CFO